SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C., 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934 Date of Report (Dated of earliest event reported) December 15, 2002

                          STANDARD CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                    0-25707               91-1949078
  (State or other jurisdiction   (Commission File No.)      (IRS Employee
      or incorporation)                                     Identification
                                                                Number)


        2429 - 128th Street, Surrey, B.C., Canada               V4P  1B7
        (Address of principal executive offices)            (Postal  Code)

                                  604-538-4898
              (Registrant's telephone number, including area code)

Item  4.  Change of Registrant's Certifying Accountants:

     (a)  Previous independent accountants

         (i) On December 15, 2002, the Registrant dismissed Andersen Andersen & Strong, L.C. from its position as the Registrant's independent accountants.

        (ii) Andersen Andersen & Strong, L.C. reports on the Registrant's financial statements as of and for the years ended August 31, 2002, and August 31, 2001, contained no adverse opinions or disclaimers of opinion and were not modified or qualified as to audit scope or accounting principles, but did contain modifications as to the Registrant's ability to continue as a going concern.

       (iii) The Registrant's sole director participated in and approved the decision to change independent accountants.

        (iv) During the two fiscal years ended August 31, 2002 and August 31, 2001, and through the subsequent interim period ended December 15, 2002, to the best of the Registrant's knowledge, there have been no disagreements with Andersen Andersen & Strong, L.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to the satisfaction of Andersen Andersen & Strong,

              L.C. would have caused them to make reference in connection with its report on the financial statements of the Registrant for such years.

         (v) During the two fiscal years ended August 31, 2002 and August 31, 2001, and through subsequent interim period ended December 15, 2001, Andersen Andersen & Strong, L.C. did not advise the Registrant on any matter set forth in Item 304 (a) (1) (iv) (B) of Regulation S-B.

        (vi) The Registrant requested that Andersen Andersen & Strong, L.C. furnish it with a letter addressed to the SEC stating whether or
              not it agrees with the above statements.   A copy of such letter
              is filed as an Exhibit 16.1 to this Form  8-K.

     (b)  New Independent Accountants

          On December 15, 2002, the Registrant engaged Sellers & Andersen, L.L.C. to audit its financial statements for the year ended August
          31, 2003. During the two most recent fiscal years and through August 31, 2002 and August 31, 2001 and through to December 15, 2002, the Registrant has not consulted with Sellers & Andersen, L.L.C.
          regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a) (1) (iv)(A) of Regulation S-B or an event, as that term is defined in Item 304 (a) (1) (iv)(B) of Regulation S-B.

Item  7.  Financial Statements and Exhibits

         (c)  Exhibit:

         16.1 Letter from Andersen Andersen & Strong L.L.C. dated February 24, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Standard Capital Corporation


   /s/"E.  Del  Thachuk"
   ---------------------
         E. Del Thachuk
Chief Executive Officer, President
          and Director

Dated:  February 24, 2004